UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) January 5, 2005



                         THE BEAR STEARNS COMPANIES INC.
              (Exact Name of Registrant as Specified in its Charter)




  DELAWARE                     File No. 1-8989                   13-3286161
  --------                     ---------------                   ----------
 (State or Other               (Commission File                  (IRS Employer
 Jurisdiction of                Number)                           Identification
 Incorporation)                                                   Number)


                383 Madison Avenue, New York, New York                   10179
                (Address of Principal Executive Offices)              (Zip Code)

         Registrant's telephone number, including area code:     (212)  272-2000
                                                                 ---------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.


Filed herewith is a copy of The Bear Stearns Companies Inc. Press Release, dated January 5, 2005, announcing the approval of an amendment to its share repurchase program to allow the company to purchase up to $1.0 billion in aggregate cost of common stock. A copy of the press release is filed as Exhibit 99 to this Form 8-K and by this reference incorporated herein and made a part hereof.

This information shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Item 9.01.  Financial Statements and Exhibits


                        (c)   Exhibit:

                             (99) Press Release, dated January 5, 2005.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE BEAR STEARNS COMPANIES INC.

                                       By:     /s/ Jeffrey M. Farber
                                               ----------------------
                                                Jeffrey M. Farber
                                                Controller
                                               (Principal Accounting Officer)

Dated:      January 6, 2005

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                                Press Release, dated January 5, 2005

Contact: Elizabeth Ventura (212) 272-9251
         John Quinn        (212) 272-5934

                        THE BEAR STEARNS COMPANIES INC.
                       REPLENISHES TOTAL SHARE REPURCHASE
                          AUTHORIZATION TO $1.0 BILLION

NEW YORK -January 5, 2005- The Bear Stearns Companies Inc. (NYSE: BSC) today announced that the Board of Directors of the company approved an amendment to its share repurchase program to allow the company to purchase up to $1.0 billion in aggregate cost of common stock. The amendment supercedes the previous authorization and replenishes the total authorization back to $1.0 billion. The company acquired approximately $623 million under the previous program. The share repurchase program will be utilized primarily to acquire shares of common stock in order to mitigate the dilutive effect of the company's stock award plans. The purchases may be made periodically in 2005 or beyond in the open market or through privately negotiated transactions.
         Founded in 1923, The Bear Stearns Companies Inc. (NYSE: BSC) is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm. With approximately $46.1 billion in total capital, Bear Stearns serves governments, corporations, institutions and individuals worldwide. The company's business includes corporate finance, mergers and acquisitions, institutional equities and fixed income sales and trading, securities research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers financing, securities lending, clearing and technology solutions to hedge funds, broker-dealers and investment advisors. Headquartered in New York City, the company has approximately 11,000 employees worldwide. For additional information about Bear Stearns, please visit the firm's website at http://www.bearstearns.com.